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                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on Schedule 13D filed herewith, relating to the common stock, $0.01 par value, of Motient Corporation, is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.

IN WITNESS WHEREOF, the undersigned have executed this Joint Filing Agreement.

Date:  October 20, 2003

                                             HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                             A DELAWARE LIMITED PARTNERSHIP

                                             By: Strand Advisors, Inc., a
                                             Maryland corporation, its general
                                             partner


                                             By:  /s/ James Dondero
                                                -------------------------------
                                             Name: James Dondero
                                                  -----------------------------
                                             Title:  President
                                                   ----------------------------



                                             STRAND ADVISORS, INC., A MARYLAND
                                             CORPORATION

                                             By:    /s/ James Dondero
                                               -------------------------------
                                             Name: James Dondero
                                                  -----------------------------
                                             Title:  President
                                                   ----------------------------



                                             PROSPECT STREET HIGH INCOME
                                             PORTFOLIO, INC., A MARYLAND
                                             CORPORATION

                                             By:    /s/ James Dondero
                                                -------------------------------
                                             Name: James Dondero
                                                  -----------------------------
                                             Title:  President
                                                   ----------------------------



                                             PROSPECT STREET INCOME SHARES INC.,
                                             A MARYLAND CORPORATION

                                             By:    /s/ James Dondero
                                                -------------------------------
                                             Name: James Dondero
                                                  -----------------------------
                                             Title:  President
                                                   ----------------------------

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                                             HIGHLAND LEGACY LIMITED, A CAYMAN
                                             ISLANDS LIMITED PARTNERSHIP

                                             By: Highland Capital Management,
                                             L.P., a Delaware limited
                                             partnership and its collateral
                                             manager

                                             By: Strand Advisors, Inc., a
                                             Delaware corporation, Highland
                                             Capital Management, L.P.'s
                                             general partner


                                             By:    /s/ James Dondero
                                                -------------------------------
                                             Name: James Dondero
                                                  -----------------------------
                                             Title:  President
                                                   ----------------------------



                                             HIGHLAND CRUSADER OFFSHORE
                                             PARTNERS, L.P., A BERMUDA LIMITED
                                             PARTNERSHIP

                                             By: Highland Capital Management,
                                             L.P., a Delaware limited
                                             partnership and its general partner

                                             By: Strand Advisors, Inc., a
                                             Delaware corporation, Highland
                                             Capital Management, L.P.'s general
                                             partner


                                             By:    /s/ James Dondero
                                                -------------------------------
                                             Name: James Dondero
                                                  -----------------------------
                                             Title:  President
                                                   ----------------------------



                                             PAMCO CAYMAN, LIMITED, A CAYMAN
                                             ISLANDS LIMITED PARTNERSHIP

                                             By: Highland Capital Management,
                                             L.P., a Delaware limited
                                             partnership and its collateral
                                             manager

                                             By: Strand Advisors, Inc., a
                                             Delaware corporation, Highland
                                             Capital Management, L.P.'s general
                                             partner


                                             By:    /s/ James Dondero
                                                -------------------------------
                                             Name: James Dondero
                                                  -----------------------------
                                             Title:  President
                                                   ----------------------------